UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 21, 2020

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31262		01-0609375
(Commission File Number)		(IRS Employer Identification No.)

2905 Premiere Parkway NW Suite 300
Duluth,	GA	30097
(Address of principal executive offices)		(Zip Code)

(770) 418-8200
(Registrant's telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ABG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, in its efforts to reduce expenses and mitigate the financial impact of the COVID-19 pandemic, Asbury Automotive Group, Inc. (the “Company”) approved a temporary reduction in pay for each of its executive officers, including (1) a 50% base salary reduction for David Hult, the President and Chief Executive Officer; and (2) a 20% base salary reduction for each of Patrick Guido, Senior Vice President, Chief Financial Officer; Daniel Clara, Senior Vice President, Operations; Jed M. Milstein, Senior Vice President & Chief Human Resources Officer; and George A. Villasana, Senior Vice President, General Counsel & Secretary. On July 21, 2020, the Company reinstated the salaries of each of its executive officers to their pre-reduction levels.

Item 8.01 Other Events.

As the COVID-19 pandemic caused a dramatic decrease in economic activity across the United States, management implemented certain measures to mitigate the financial impact of the COVID-19 pandemic, preserve the financial liquidity of the Company and ensure the safety of its employees and guests. These actions included the implementation of cost saving measures, including temporary reductions in pay for all employees and a temporary waiver of portions of directors’ annual cash retainers.

As a result of the Company’s quick and decisive strategic measures, the Company has remained profitable during the COVID-19 pandemic and announced on July 6, 2020, that it had entered into an agreement to acquire 12 new vehicle franchise dealerships, 2 collision centers and an auto auction comprising the Park Place dealership group, one of the country’s largest and most prominent luxury dealers. In light of the efforts of the whole Asbury team, effective as of July 1, 2020, the Company reinstated pay for all employees (other than executive officers) across the Company to pre-COVID-19 levels. The directors’ annual cash retainers also will be reinstated to levels that existed prior to the waivers.

These actions will be evaluated and adjusted on an ongoing basis as necessary in response to the Company’s operational needs during these times of economic uncertainty. Because the Company cannot predict the duration of the pandemic and resulting economic impact on its business, the Company will continue to manage its business as appropriate in order to preserve its financial flexibility during this challenging time. The extent to which the COVID-19 global pandemic impacts the Company’s business, results of operations, and financial condition will depend on future developments, which are highly uncertain and are difficult to predict. These developments include, but are not limited to, the duration and scope of the COVID-19 pandemic, the impact of the COVID-19 pandemic on the economy, federal, state and local government actions in response to the COVID-19 pandemic, and how quickly and to what extent normal economic and operating conditions can resume.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury's financial position, liquidity, results of operations, market position and dealership portfolio, and other initiatives and future business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, the duration of the COVID-19 pandemic and its impact on the economy, our business operations and the supply of vehicle and parts inventories, the scope and duration of government-mandated measures and guidelines by health officials, and their impact on our business operations, the ability and willingness of our customers to visit our stores to purchase products or service their vehicles and the overall health of our labor force, and our liquidity, our relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents, which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, risks associated with Asbury's indebtedness (including available borrowing capacity, compliance with its financial covenants and ability to refinance or repay such indebtedness, on favorable terms), Asbury's relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, Asbury's ability to execute its initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio, Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures.

These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the U.S. Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form

10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished as part of this report.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: July 27, 2020	By:	/s/ George A Villasana
	Name:	George A. Villasana
	Title:	Senior Vice President, General Counsel & Secretary